UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2005


                            HEARTLAND PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)


             DELAWARE                     1-10520                36-3606475
  (State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation or Organization)       File Number)         Identification No.)


53 W. JACKSON BLVD., SUITE 1150 CHICAGO, ILLINOIS                     60604
     (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (312) 834-0592

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                        Section 2 - Financial Information

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 14, 2005, Heartland Partners, L.P. (the "Company") issued a press release announcing preliminary unaudited results for the fiscal quarter ended September 30, 2005 and a delay in filing the Company's quarterly report on Form 10-Q. The complete text of the press release is attached as an exhibit to this current report on Form 8-K.


                  Section 9 - Financial Statements and Exhibits

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT               DESCRIPTION
-------               -----------

99.1 Press Release of Heartland Partners, L.P. dated November 14, 2005 (furnished not filed).



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HEARTLAND PARTNERS, L.P.


                                    By: CMC/HEARTLAND PARTNERS HOLDINGS, INC.,
                                        its General Partner


Date: November 14, 2005             By: /s/ Lawrence S. Adelson
                                        ---------------------------------------
                                        Name: Lawrence S. Adelson
                                        Title: Manager

























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
                                  EXHIBIT INDEX

EXHIBIT               DESCRIPTION
-------               -----------

99.1 Press Release of Heartland Partners, L.P. dated November 14, 2005 (furnished not filed).























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